Exhibit 10.3

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”), dated as of ______ __, 2012, is made by and among Versant International, Inc., a Nevada corporation (the “Company”) located at 19200 Von Karman Avenue, 4th Floor, Irvine, CA, 92612, and each investor identified on Annex I (each individually, an “Investor,” and together with their respective successors and permitted assigns, the “Investors”).

WHEREAS, the Investors wish to purchase from the Company (as defined below), upon the terms and conditions stated herein, the number of shares of the Company’s common stock (the “Shares”) set forth on Annex I at a price per share of $____;

NOW, THEREFORE, in consideration of the mutual promises, representations, warranties and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investors mutually agree as follows.

ARTICLE 1
PURCHASE OF COMMON STOCK

1.1           Purchase of Shares in Exchange for Cash Payment. Subject to the terms and conditions of this Agreement, on the Effective Date, each Investor listed in Annex I shall severally, and not jointly, purchase, and the Company shall sell and issue to each Investor, the Shares in the respective amounts set forth opposite each such Investor’s name on Annex I in exchange for the purchase price set forth opposite each such Investor’s name on Annex I.

1.2           Subscription Funds. On or prior to the Effective Date, each Investor shall deliver (in accordance with instructions provided to the Investor by the Company), cash equal to the amount set forth opposite each such Investor’s name on Annex I (the “Investment Amount”), or shall otherwise provide evidence of the availability of funds to the reasonable satisfaction of the Company.

1.3           Investor Information.  Each Investor shall deliver complete, final and accurate copies of Annex I, Annex II, and Annex III (if applicable), setting forth information regarding the identification and certain representations of the Investors, prior to the Effective Date.

1.4           Delivery. On the date of this Agreement, each Investor shall (i) pay (by wire transfer in same day funds to an account specified by the Company in writing or pursuant to other funding instructions specified by the Company in writing), to the Company the amount set forth opposite each such Investor’s name on Annex I under column 1.b.; and (ii) deliver a counterpart of the signature page of this Agreement, including complete, accurate and executed copies of Annex I, Annex II, and Annex III (if applicable) hereto.

1.5           Closing.  The Company, in its sole discretion, shall have the right to accept or to reject the subscription, for all or a portion of the Investment Amount, on behalf of the Company. The subscription shall be deemed to be accepted by the Company, in the amount indicated by the Company’s officer on the Company signature page, only when this Agreement is executed by such officer on behalf of the Company and delivered to Subscriber. Upon timely acceptance of the subscription by the Company (within 90 days), this Agreement shall constitute a legal and binding obligation of both Investor and the Company.  The closing of the purchase and sale of the Shares shall take place on the Effective Date at the offices of the Company, or at such other location as the Company and the Investors shall mutually agree, upon the Company providing its countersignature to this Agreement.  On, or as soon after the Effective Date as practicable, the Company shall deliver to each Investor the Shares (in certificate or book entry form), each registered in such name or names as each Investor may designate.

ARTICLE 2
REPRESENTATIONS AND WARRANTIES OF THE INVESTORS

Each Investor, severally and not jointly, represents and warrants to the Company that the statements contained in this Article 2 are true and correct as of the date hereof and will be as of the Effective Date, except to the extent such representations and warranties are specifically made as of a particular date (in which case such representations and warranties are true and correct as of such date).

2.1           Investor is an “accredited investor” as defined by Rule 501 of Regulation D under the Securities Act, which is set forth under Appendix II to this Agreement. Investor acknowledges that it has such knowledge and experience in financial and business matters that Investor is capable of evaluating the merits and risks of an investment in the Securities and of making an informed investment decision with respect thereto. Investor acknowledges that an investment in the Securities is speculative and involves a high degree of risk and that Investor can bear the economic risk of the acceptance of the Securities, including a total loss of its investment.  Investor is experienced in evaluating and investing in early stage or start-up or reorganizing companies such as the Company.  Investor acknowledges that the Debtor is currently not in compliance with reporting requirements under the rules of the Securities and Exchange Commission.

2.2           Investor understands that the Shares, and all underlying securities, have not been registered under the Securities Act on the ground that the issuance thereof is exempt under Section 4(2) of the Act and/or Regulation D as a transaction by an issuer not involving any public offering, and that the statutory basis for the exception claimed would not be present if any of the representations and warranties of Investor contained in this Agreement are untrue, or notwithstanding the Investor’s representations and warranties, the Investor currently intends to acquire any of the Shares for resale upon the occurrence or non-occurrence of some predetermined event.

2.3           Investor is purchasing the Shares solely for its own account, and, in the event that the Investor should acquire any underlying securities, will be acquiring such underlying securities solely for its own account, and not for the benefit of any other Person. Investor is acquiring the Shares solely for investment purposes and not with a view to distribution or resale, nor with the intention of selling, transferring or otherwise disposing of all or any part thereof for any particular price, or at any particular time, or upon the happening of any particular event or circumstance, except selling, transferring, or disposing of the Shares, in full compliance with all applicable provisions of the Securities Act, the rules and regulations promulgated by the Securities and Exchange Commission thereunder, and applicable state securities laws.  Investor understands and acknowledges that an investment in the Shares is not a liquid investment.

2.4           Information.  Investor confirms that Investor has had the opportunity to ask questions of, and receive answers from, the Company or any authorized Person acting on its behalf concerning the Company and its business, and to obtain any additional information, to the extent possessed by the Company (or to the extent it could have been acquired by the Company without unreasonable effort or expense) necessary to verify the accuracy of the information received by Investor. In connection therewith, Investor acknowledges that Investor has had the opportunity to discuss the Company’s business, management and financial affairs with the Company’s management or any authorized Person acting on its behalf. Investor has received and reviewed all the information concerning the Company and the Shares, both written and oral, that Investor desires. In determining whether to make this investment, Investor has relied solely on Investor’s own knowledge and understanding of the Company and its business based upon Investor’s own due diligence investigations.

2.5           Authorization.  Investor has all requisite legal and other power and authority to execute and deliver this Agreement and to carry out and perform its obligations under the terms of this Agreement. This Agreement constitutes a valid and legally binding obligation of Investor enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

2.6           Suitability of Investment.  Investor has carefully considered and has discussed (or accepts the responsibility to discuss) with its own legal, tax, accounting and financial advisors, to the extent the Investor has deemed necessary, the suitability of this investment and the transactions contemplated by this Agreement for the Investor’s particular federal, state, provincial, local and foreign tax and financial situation and has independently determined that this investment and the transactions contemplated by this Agreement are a suitable investment for the Investor. Investor understands that it (and not the Company) shall be responsible for Investor’s own tax liability that may arise as a result of the investment in the Shares or the transactions contemplated by this Agreement.

2.7           Restricted Securities.  The Investor understands that the Shares are characterized as “restricted securities” under the federal securities laws, inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that, under such laws and applicable regulations, the Shares may be resold without registration under the Securities Act only in certain limited circumstances. The Investor acknowledges that the Shares must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available.

Certificates evidencing the Shares will bear a legend substantially in the form below:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE AND, IF APPLICABLE, THE COMMON STOCK UNDERLYING SUCH SECURITIES, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES. LAWS OF ANY STATE OR OTHER JURISDICTION AND MAY NOT BE SOLD, OFFERED FOR SALE OR OTHERWISE TRANSFERRED UNLESS REGISTERED OR QUALIFIED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED.

2.8           Investor Information.  The residency of Investor (or, in the case of a partnership, limited liability company or corporation, such entity’s principal place of business) is correctly set forth below Investor’s name on Annex I.  Each Investor shall complete and sign Annex II or Annex III hereto (as applicable), providing certain investor representations contained therein.

ARTICLE 3
CONDITIONS RELATING TO THE CLOSING

3.1           Conditions to the Obligations of the Company at the Closing. The obligation of the Company to consummate the transactions to be performed by it in connection with the Closing with respect to each Investor are, unless otherwise indicated, subject to the satisfaction of the following conditions as of the Effective Date, unless such conditions are waived by the Company:

(a)           Representations, Warranties and Covenants. The representations and warranties made by each such Investor in Article 2 hereof shall be true and correct as of the Effective Date. The Investor shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by it on or prior to the Effective Date.

(b)           Availability of Funds.  Each Investor shall have deposited with the Company all of the cash needed to satisfy the Investors’ purchase obligations under this Agreement, or shall otherwise have provided evidence of the availability of funds to the reasonable satisfaction of the Company.

3.2           Conditions to the Obligations of the Investors at the Closing. The obligation of each Investor to consummate the transactions to be performed by it in connection with the Closing with respect to the Company are, unless otherwise indicated, subject to the satisfaction of the following conditions as of the Effective Date, unless such conditions are waived by such Investor:

(a)           Covenants. The Company shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by it on or prior to the Effective Date.

ARTICLE 4
MISCELLANEOUS

4.1           Governing Law. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Nevada without regard to applicable choice of law provisions thereof.

4.2           No Third Party Reliance. Anything contained herein to the contrary notwithstanding, the representations and warranties contained in this Agreement (a) are being given as an inducement to the Company to enter into this Agreement and (b) are solely for the benefit of the Company. Accordingly, no third party shall be a third-party or other beneficiary of such representations and warranties and no such third party shall have any rights of contribution against the Investors or the Company with respect to such representations or warranties or any matter subject to or resulting in indemnification under this Agreement or otherwise.

4.3           Amendment.  This Agreement may not be modified or amended in any manner except in a writing executed by the Company and any Investor whose interest may be adversely affected by the amendment.

4.4           Counterparts; Facsimile and Electronic Signatures. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. Counterpart signatures to this Agreement delivered by facsimile or other electronic transmission shall be acceptable and binding.

4.5           Headings. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

*   *   *   *   *

IN WITNESS WHEREOF, each of the undersigned has duly executed this Subscription Agreement as of the date first written above.

INVESTOR

Individuals: (Includes joint tenants, tenants in common and individual IRA beneficiaries)	Entities: (Includes corporations, limited liability companies, partnerships, cooperatives, trusts and IRA custodians)

Name of Subscriber (as it is to appear on certificate(s))	Name of Entity Subscriber (as it is to appear on certificate(s))

Signature	Authorized Signature

Name of Joint Subscriber, if any (as it is to appear on certificate(s))	Print Name

Signature of Joint Subscriber	Title

Accepted by: THE COMPANY

By:

Name

Title

Subscription accepted by the Company as to Investment Amount:

$ ___________

[Signature page to Subscription Agreement]

Annex I

Subscription Schedule

Name and Address1 of Investor	(a) Common Stock (#)	(b) Purchase Price ($)

1 Listed address is the principal place of business, if a business entity, or state of residency, if an individual.

Annex II

ADDITIONAL REPRESENTATIONS AND WARRANTIES
OF INVESTOR WHO IS AN INDIVIDUAL

Investor represents and warrants as follows:

1.	Investor is an individual.

2.	Investor is a resident of the following (check applicable line)

(i)	U.S. state and county: , or

(ii)	foreign country:

3.
Investor understands that the Company’s reliance on the exemptions from registration under the Securities Act is based in part on the representations made herein by Investor. Investor is an “accredited investor” as that term is defined in Regulation D under the Securities Act and falls within the category indicated below (check the applicable line):

a.	☐ A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;

b.	☐ An individual whose individual net worth, or joint net worth with his or her spouse, at the time of this purchase exceeds $1,000,000; or

c.
☐ An individual who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years, and has a reasonable expectation of reaching the same income level in the current year.

INVESTOR

[Signature of Investor]

[Print Name of Investor]

Annex III

ADDITIONAL REPRESENTATIONS AND WARRANTIES OF
INVESTOR THAT IS NOT AN INDIVIDUAL

Investor represents and warrants as follows:

1.           Investor is a  (fill in one of the following: “corporation,” “partnership,” “limited liability company,” “trust,” “foundation” or other type of organization): __________________.

2.           Investor maintains its principal place of business in the following (i) U.S. state and county, or (ii) foreign country: __________________.

3.	a.	If Investor is a corporation, Investor is duly incorporated, validly existing and in good standing under the laws of: __________________ (U.S. state or foreign country).

b.
If Investor is a partnership, limited liability company, trust or other form of organization, Investor is duly organized and validly existing under the laws of : __________________ (U.S. state or foreign country).

4.           Investor understands that the Company’s reliance on the exemptions from registration under the Securities Act is based in part on the representations made herein by Investor. Investor is an “accredited investor” as that term is defined in Regulation D under the Securities Act and falls within the category indicated below (check the applicable line):

a.
A bank, as defined in Section 3(a)(2) of the Securities Act or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity.

b.	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

c.	An insurance company as defined in Section 2(13) of the Securities Act.

d.	An investment company required to be registered under the Investment Company Act or a business development company as defined in Section 2(a)(48) of the Investment Company Act.

e.	A Small Business Investment Company licensed by the U.S. Small Business

Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

f.	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

g.	An organization described in Section 501(c)(3) of the Code, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

h.
A corporation, Massachusetts or similar business trust, limited liability company or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000 (other than one described in item (g) above).

i.
A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Regulation Section 230.506(b)(2)(ii) promulgated under the Securities Act.

j.	An entity in which all of the equity owners are “accredited investors.”

5.           Investor  __________________ (fill in “was” or “was not”) formed for the specific purpose of making an investment in the Company.

INVESTOR:

By:
Name:
Title: